SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          June 21, 1999 (June 15, 1999)
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

      Delaware                        000-29222               13-3575874
 State or other jurisdiction    (Commission File Number)     (IRS Employer
   of incorporation)                                      Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                (816) 960-1333
             (Registrant's telephone number, including area code)


                              Page 1 of 5 Pages
                       Exhibit Index Appears at Page 3

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Item 5. Other Events

      The sole purpose of this Form 8-K is to file a press release issued by AVAX Technologies, Inc. on June 15, 1999 which announced the Company's collaboration with NIHL for the commercialization of the Company's AC Vaccine(TM) technology in Australia and New Zealand and announced that it will begin to market its cancer vaccine, M-Vax(TM) in Australia, subject only to licensure of a manufacturing facility by Australia's Therapeutic Goods Administration (TGA).

Item 7. Financial Statements and Exhibits.

            Exhibits: 99.7 Press Release dated June 15, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AVAX TECHNOLOGIES, INC.

Date: June 21, 1999

                                    By:  /s/ Jeffrey M. Jonas
                                       -----------------------------------------
                                    Name:  Jeffrey M. Jonas, M.D.
                                    Title: President and Chief Executive Officer


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

                                  Exhibit Index

      Exhibit Number                                    Description
      --------------                                    -----------

           99.7                               Press Release dated June 15, 1999.


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